Blood Collection, Filtration and
Processing Product Line
(A Component of Pall Corporation)

As of and for the nine months ended April 30, 2012

Index

Unaudited Interim Financial Statements:	Page

Unaudited Statements of Assets to be Sold and Liabilities to be Assumed as of April 30, 2012 and July 31, 2011	1

Unaudited Statements of Revenues and Direct Expenses for the nine months ended April 30, 2012 and April 30, 2011	2

Notes to Unaudited Interim Financial Statements	3

BLOOD COLLECTION, FILTRATION AND
PROCESSING PRODUCT LINE
(A Component of Pall Corporation)
Statements of Assets to be Sold and Liabilities to be Assumed

(Unaudited)
(In thousands)
	April 30,	July 31,
	2012	2011
Current assets to be sold:
Inventory	$41,273	37,125
Other current assets	2,177	2,189
Total current assets to be sold	43,450	39,314
Property, plant and equipment	62,249	64,567
Intangible assets	560	683
Other non-current assets	—	103
Total assets to be sold	106,259	104,667
Total liabilities to be assumed	1,554	1,817
Net assets to be sold	$104,705	102,850

See accompanying notes to interim financial statements.

BLOOD COLLECTION, FILTRATION AND
PROCESSING PRODUCT LINE
(A Component of Pall Corporation)
Statements of Revenues and Direct Expenses

(Unaudited)
(In thousands)
	Nine months ended
	April 30,	April 30,
	2012	2011
Net sales	$169,869	162,038
Cost of sales	102,984	98,411
Gross profit	66,885	63,627
Selling, general and administrative expenses	17,458	16,956
Research and development	4,215	4,800
Revenues in excess of direct expenses	$45,212	41,871

See accompanying notes to interim financial statements.

BLOOD COLLECTION, FILTRATION AND
PROCESSING PRODUCT LINE
(A Component of Pall Corporation)
Notes to Interim Financial Statements
(Unaudited)
(In thousands)

(1)	Description of Business and Basis of Presentation

(a)	Background and Description of Business
On April 28, 2012, Pall Corporation (the Company) entered into an agreement to sell certain assets of its blood collection, filtration and processing product line (the Product Line) to Haemonetics Corporation (Haemonetics or the Buyer) for approximately $550,000. The sale is expected to be completed with an effective date of August 1, 2012.
Assets included in the transaction relate to the Company's portfolio of blood collection, processing and filtration systems and equipment for transfusion medicine. These products are sold throughout the world primarily to blood collection centers and hospitals, both directly and through third party distributors, for manual whole blood collections and for leukoreduction of red cells, plasma, and platelets. The Product Line also includes filters sold to OEM customers for automated collections and automated component processing.
The sale will include the transfer of manufacturing facilities in Covina, California; Tijuana, Mexico; Ascoli, Italy and a portion, through a long‑term lease, of the Company's facility in Fajardo, Puerto Rico. Separate from these manufacturing facilities, the Company will also transfer related blood media manufacturing capability to Haemonetics. The transfer of the related media manufacturing line, which is yet to be constructed, is expected to be completed by calendar year 2016. Until that time, the Company will provide these media products under a supply agreement. At closing, approximately 1,300 employees will transition to Haemonetics. In addition, inventory, other assets, certain intangible assets and property, plant and equipment, and certain employment‑related liabilities related to the Product Line are being transferred to Haemonetics. Receivables, payables and other accrued expenses related to the Product Line prior to closing will remain with the Company.

(b)	Basis of Presentation
The Product Line has not been accounted for as a separate entity, subsidiary or division of the Company. In addition, stand‑alone financial statements related to the Product Line have never been prepared previously as the Company's financial system is not designed to provide complete financial information of the Product Line, and the Company's independent auditors have never audited or reported separately on the operations or net assets of the Product Line. Therefore, it is not practical to provide the Buyer with full financial statements for the Product Line. Thus, statements of assets to be sold and liabilities to be assumed and statements of revenues and direct expenses (the Financial Statements) were prepared.
The preparation of Financial Statements in accordance with United States (U.S.) Generally Accepted Accounting Principles (GAAP) requires management to make estimates and assumptions that may affect the reported amounts of assets acquired, liabilities assumed, revenues, direct expenses and related disclosures during the reporting periods. Management bases its estimates on historical experiences and various other assumptions it believes to be reasonable. Actual results may differ from those estimates.
These Financial Statements have been derived from the accounting records of the Company using its historical results of operations and financial position. Management has included allocations, where

BLOOD COLLECTION, FILTRATION AND
PROCESSING PRODUCT LINE
(A Component of Pall Corporation)
Notes to Interim Financial Statements
(Unaudited)
(In thousands)
necessary, that management believes are reasonable and appropriate, since certain support costs were not historically included in the Product Line. The Financial Statements do not necessarily represent the assets to be sold and liabilities to be assumed or revenues and direct expenses as if the Product Line had been operating as a separate, stand‑alone entity during the periods presented. In addition, the Financial Statements are not indicative of the financial condition or results of operations of the Product Line going forward due to changes that may be made in the business by Haemonetics and the omission of various operating expenses.
The Financial Statements include all or a portion of the Company's subsidiaries involved in the Product Line, all of which are wholly owned by the Company. All significant intercompany balances and transactions have been eliminated.
Financial statements of foreign subsidiaries have been translated into U.S. dollars at exchange rates as follows: (i) asset and liability accounts at year‑end rates, and (ii) revenue and direct expense accounts at weighted average rates. Transaction gains and losses are reflected in the statements of revenues and direct expenses and were not significant for any of the periods presented.
Under the Company's cash management approach, generally all cash, investment, derivative and debt balances are handled centrally by the Company's treasury function. The Company's financial reporting systems are not designed to track financial results on a product line basis, as such, information on operating, investing or financing cash flows for this business are not available for separate disclosure in accordance with U.S. GAAP.
The net sales included in the accompanying statements of revenues and direct expenses represent net sales directly attributable to the Product Line. The costs and expenses included in the accompanying statements of revenues and direct expenses include direct and allocated costs and expenses directly related to the Product Line.
The statements of revenues and direct expenses do not include costs not directly associated with producing the revenues from the Product Line (such as corporate, shared services and other indirect general & administrative costs) as well as interest income/expense and income taxes.

PROCESSING PRODUCT LINE
(A Component of Pall Corporation)
Notes to Interim Financial Statements
(Unaudited)
(In thousands)

(2)	Inventory
The major classes of inventory, net, are as follows:

	April 30,	July 31,
	2012	2011
Raw materials and components	$13,507	14,169
Work-in-process	4,441	2,329
Finished goods	23,325	20,627
	$41,273	37,125

(3)	Property, Plant and Equipment
Property, plant and equipment consist of the following:

	April 30,	July 31,
	2012	2011
Land	$1,491	1,491
Buildings and improvements	26,642	27,361
Machinery and equipment	96,645	93,908
Construction in progress	13,690	13,668
Information technology hardware and software	3,038	3,064
Furniture and fixtures	2,230	1,649
	143,736	141,141
Less accumulated depreciation and amortization	(81,487)	(76,574)
	$62,249	64,567

Depreciation expense for property, plant and equipment for the nine months ended April 30, 2012 and April 30, 2011 was $7,531 and $6,875, respectively.

PROCESSING PRODUCT LINE
(A Component of Pall Corporation)
Notes to Interim Financial Statements
(Unaudited)
(In thousands)

(4)	Intangible Assets
Intangible assets consist of the following:

	April 30, 2012
		Accumulated
	Gross	amortization	Total
Patents	$2,590	2,048	542
Trademarks	84	66	18
	$2,674	2,114	560

	July 31, 2011
		Accumulated
	Gross	amortization	Total
Patents	$2,605	1,943	662
Trademarks	84	63	21
	$2,689	2,006	683

Amortization expense for intangible assets for nine months ended April 30, 2012 and April 30, 2011 was $150 and $158, respectively, in the selling, general and administrative expense line in the statement of revenues and direct expenses. Amortization expense is estimated to be approximately $54 for the remainder of fiscal year 2012, $156 in fiscal year 2013, $92 in fiscal year 2014, $69 in fiscal year 2015, $33 in fiscal year 2016 and $22 in fiscal year 2017.

(5)	Contingencies and Commitments
The Company is currently subject to certain lawsuits and claims arising in the normal course of business. Twenty‑five (25) former temporary workers at Pall Italia S.r.l.'s Ascoli facility have made claims seeking to be rehired on the grounds that changes to Italian law provide for certain temporary workers to be deemed permanent workers with certain employment rights. A limited number of former temporary workers are similarly situated but have not yet made any claims against Pall Italia S.r.l. although there remains a time period for them to bring such claims. Pall Italia S.r.l. has already rehired certain workers pursuant to court order, with the remainder of the claims sill pending before the Court of Ascoli. The claims include claims for back pay and reinstatement. These, and any other lawsuits or claims relating to the business, are the responsibility of the Company under the Agreement to the extent they relate to the operation of the business prior to the completion of the transaction. To the extent that orders for reinstatement of the former temporary workers are rendered after completion of the transaction, the buyer is obligated to cooperate with the Company to implement such remedy. Pending lawsuits and claims relating to the business are not expected to have a material impact on the statements of assets to be sold and liabilities to be assumed and statements of revenues and direct expenses.

PROCESSING PRODUCT LINE
(A Component of Pall Corporation)
Notes to Interim Financial Statements
(Unaudited)
(In thousands)

(6)	Subsequent Events
Subsequent events have been evaluated through July 16, 2012, which is the date the financial statements were available to be issued.